                                                                  Exhibit 10.22


                         MORTGAGE AND SECURITY AGREEMENT

Boston Biomedica, Inc., a corporation organized pursuant to the laws of the Commonwealth of Massachusetts with a principal place of business at 375 West Street, West Bridgewater, Massachusetts (the "Mortgagor"), for consideration paid, hereby grants to Commerce Bank & Trust Company, a trust company organized pursuant to Massachusetts General Laws, Chapter 172, with a principal place of business at 386 Main Street, Worcester, Worcester County, Massachusetts, (the "Mortgagee"), with MORTGAGE COVENANTS, to secure the payment of Two Million Nine Hundred Thousand and 00/100($2,900,000.00) Dollars with interest and any other charges thereon payable as provided in the Mortgagor's Note of even date (the "Note"), to secure the payment and performance of all covenants and agreements contained herein and any other instruments securing said Note, (hereafter the "Loan Documents"), and also to secure the payment of any and all liabilities (as hereafter defined) of the Mortgagor to the Mortgagee, the land, situated at 375 West Street, West Bridgewater, Massachusetts, described in Exhibit A annexed hereto, together with any and all improvements now or hereafter situated thereon (the "Premises").

         The Mortgagor covenants with the Mortgagee as follows:

         1. The Mortgagor will pay the principal sum of the Note and the interest thereon at the time and place and in the manner provided in the Note.

         2. In the event of a default, the Mortgagor shall deposit with the Mortgagee on each day when any payment under the Note is required to be made in addition to the payments therein required, a monthly apportionment of one-twelfth (1/12th) of the sum estimated by the Mortgagee to be sufficient to make all payments of all real estate taxes and governmental charges and assessments upon the Premises as they become due and any balance due for such payments shall be paid by the Mortgagor to the Mortgagee upon demand. The Mortgagee is hereby specifically authorized to pay when due or at any time thereafter all of said payments and to charge the same to the account of the Mortgagor. Every such deposit may, at the option of the Mortgagee, be applied directly against the obligation with reference to which it was made, or, to the fullest extent permissible according to law, any other obligation of the Mortgagor secured hereby; such deposits may be commingled with other assets of the Mortgagee and, in the discretion of the Mortgagee, invested by the Mortgagee for its own account, without any obligation to pay income from such investment, or interest on such deposits, to the Mortgagor, or to account to the Mortgagor for such income in any manner, unless otherwise provided by law. The Mortgagor grants the Mortgagee in the event of a default hereunder full power and authority as attorney irrevocable of the Mortgagor, coupled with an interest, to apply for and prosecute claims for the abatement of taxes and to collect and endorse any checks issued on account of the Mortgagor and to retain and apply the same to the debt secured hereby.

         3. The Mortgagor shall keep the Premises in good order, repair and condition, damage from casualty or condemnation expressly not excepted, and shall not permit or commit waste on the Premises, nor remove or alter anything which constitutes a part of the Premises without the prior written consent of the Mortgagee and shall permit the Mortgagee, its agents or employees to enter the Premises, at any reasonable time, for the purpose of inspecting the Premises to determine whether the Mortgagor is in compliance with its obligations under this Mortgage; and Mortgagor further covenants that each and every part of the Premises shall be maintained and used in accordance with all restrictions, encumbrances or agreements affecting the Premises and with all zoning and building codes and applicable laws, ordinances, rules and regulations of all public authorities having jurisdiction over the Premises.

         4(a). The Mortgagor shall pay for and maintain insurance with respect to the Premises against loss or damage by fire and such other hazards as the Mortgagee shall from time to time require, including without limitation, rent insurance and fire insurance; such insurance policies or, at Mortgagee's option, certificates thereof, to be deposited (along with evidence of payment of premiums thereon) with and first payable in case of loss to the Mortgagee and to be written by such companies, on such terms, in such form and for such periods and amounts as the Mortgagee shall from time to time approve. Throughout the term of the Note, Mortgagor will provide Mortgagee with the renewal policy, or at Mortgagee's option, certificates thereof (along with evidence of payment of premiums thereon) at least fifteen (15) days prior to expiration of an existing policy. All such policies shall provide that they shall not be cancelled or amended without at least thirty (30) days prior written notice to the Mortgagee. Such insurance shall provide that the same shall be payable to Mortgagee notwithstanding any defense the insurer may have to the payment of the same to Mortgagor or to any person holding any interest in the Premises. No settlement on account of any loss covered by such insurance shall be effected without the prior written consent of the Mortgagee. Mortgagor authorizes Mortgagee, at its option, to adjust and compromise any losses under such insurance for and on behalf of Mortgagor and any such adjustment and compromise shall be binding on Mortgagor. The Mortgagor shall deposit monthly with the Mortgagee, at the option of the Mortgagee, such sums as the Mortgagee estimates will provide amounts sufficient to pay, when due, premiums for such insurance, hereby granting to the Mortgagee, in the event of foreclosure, full authority as attorney irrevocable of the Mortgagor, coupled with an interest, to cancel such insurance and retain such premiums as may be returned, or to transfer such insurance to any person or persons claiming title to the Premises or any part thereof by virtue of foreclosure proceedings. The Mortgagee shall have the option of applying the proceeds which it receives under any such insurance policies after deducting therefrom all costs and expenses of the Mortgagee in collecting such proceeds
(i) to the repair or replacement of the Premises or any portion thereof upon such conditions as the Mortgagee may prescribe and/or (ii) to or toward the indebtedness secured hereby in such order as the Mortgagee may determine; PROVIDED, HOWEVER, that in the event of a partial loss to or destruction of the Premises rendering less than 50% of the buildings thereon unusable, and provided further that there exists no Event of Default, Mortgagor shall have the option to use the insurance proceeds to rebuild, in which event the Mortgagee shall hold and disburse the insurance proceeds to the Mortgagor on a construction loan basis. The Mortgagee shall pay to the Mortgagor all such insurance proceeds, to the extent of the Mortgagor's interest therein, remaining in the Mortgagee's possession after the full and complete payment of all such amounts due and payable under this Mortgage or the Note and/or such application as aforesaid.

         4(b) Mortgagor will also cause appropriate liability insurance to be maintained in such amounts as Mortgagee shall request and shall deliver to Mortgagee evidence of such insurance.

         5. Any awards of damages on account of any condemnation for public use of or injury to the Premises shall be paid to the Mortgagee. The Mortgagee shall have the option of applying the proceeds which it receives from any such awards, after deducting therefrom all costs and expenses of the Mortgagee in collecting such proceeds, (i) to the restoration of that portion of the Premises which remains upon such conditions as the Mortgagee may prescribe and/or (ii) to or toward the indebtedness secured hereby in such order as the Mortgagee may determine. Any balance remaining in the Mortgagee's possession after the full and complete payment of all amounts secured hereby and/or such application as aforesaid shall, if Mortgagee shall no longer be obligated to make any advances or otherwise extend credit to Mortgagor and to the extent of the Mortgagor's interest therein, be paid to the Mortgagor; otherwise the same shall be held by Mortgagee without interest as Collateral Security for the Liabilities secured hereby.

         6. The Mortgagor shall perform such further acts and shall execute, acknowledge and deliver to the Mortgagee such instruments as the Mortgagee may require to confirm the grant of this Mortgage.

         7. This Mortgage shall be deemed a grant and conveyance of, and a lien upon all buildings, additions to said buildings, fixtures, structures and appurtenances which may now or hereafter be located upon or used in connection with the Premises and all such buildings, additions to said buildings, fixtures, structures and appurtenances shall be a part of the real estate covered by this Mortgage and shall be subject to all of the terms covenants and conditions hereof and shall be security for the payment and performance of all liabilities and indebtedness secured hereby and any further advances which may be made hereunder or otherwise to the Mortgagor with the same force and effect as if such buildings, additions to the said buildings, fixtures, structures and appurtenances were now owned by the Mortgagor and specifically included herein.

         8. Mortgagor shall maintain full and correct books and records showing in detail the earnings and expenses of the Premises and will permit Mortgagee or its representatives to examine said books and records, and all supporting vouchers and data, at any time and from time to time upon request by Mortgagee.

         9. The Mortgagor, for itself and for all who may claim through or under it, hereby expressly waives and releases all right to have the Premises, or any part thereof, or any other property which may hereafter be conveyed or transferred by it to the Mortgagee as security for the liabilities and indebtedness hereby secured, marshalled upon any foreclosure sale or other enforcement of the rights of the Mortgagee hereunder.

         10. The Mortgagor shall not suffer nor permit any mechanics lien, judicial liens or other liens of any kind to be created, on the Premises, and if any should arise or be created, the Mortgagor shall remove, discharge or vacate the same or cause the same to be bonded or otherwise discharged within ten (10) days after the same shall arise or be created, and if the Mortgagor shall fail to discharge such lien or claim for lien, the Mortgagee may discharge such lien or claim for lien, and the amount of any expenditure so incurred by the Mortgagee shall be added to and become part of the liabilities and indebtedness secured hereby.

         11. If this Mortgage, by its terms, is now, or at any time, subject or subordinate to a prior mortgage, Mortgagor shall not, without consent of Mortgagee agree to the modification, amendment, or extension of such prior mortgage, and Mortgagor will perform all obligations of Mortgagor under such Mortgage.

         12. Mortgagor agrees to pay, when due, all fees and expenses incurred by Mortgagee incident to the loan transaction evidenced by the Note and secured by this Mortgage, the assurance of the security represented by the Mortgage, and incident to the enforcement by Mortgagee of the terms of its rights under the Note and this Mortgage, including, without limitation, attorney's fees and expenses. From time to time, Mortgagor shall provide Mortgagee, at Mortgagor's expense, with an updated appraisal of the Premises or any portion thereof designated by the Mortgagee within thirty (30) days of a written request from Mortgagee such appraisal to be in form and prepared by an appraiser satisfactory to Mortgagee.

         13(a) The Mortgagor shall at the request of the Mortgagee submit for examination, all leases then affecting the Premises and on demand shall assign and deliver to the Mortgagee any or all such leases, such assignments to be made by instruments in form and substance satisfactory to the Mortgagee; Mortgagor hereby irrevocably granting to the Mortgagee full authority as the Mortgagor's true and lawful attorney-in-fact coupled with an interest, with full power of substitution, to make, execute, acknowledge and deliver such assignments.

         13(b) The Mortgagor hereby irrevocably transfers, assigns and conveys to the Mortgagee all rentals, revenue and other sums (hereafter referred to as the "rentals") now due or which may hereafter become due under all leases or agreements presently in force or which may hereafter be entered into with respect to the Premises or any part thereof. The Mortgagor shall have the right, while no event of default shall have occurred, to collect such rentals for its own account from month to month, but for not more than one month in advance. Upon default by the Mortgagor under this Mortgage or the Note, the Mortgagee shall have the right to enter upon the Premises, and take possession thereof without the consent of the Mortgagor and without the commencement of any action to foreclose this Mortgage. After the Mortgagee has notified the tenants of such right and such default, it shall be entitled to receive, and to collect or cause to be collected, and the tenants shall be obligated to pay to the Mortgagee without further inquiry as to the existence of any default, all rentals then owing or which may thereafter become payable, and the Mortgagee may give a good and sufficient receipt therefor. The Mortgagee shall incur no obligations with respect to this assignment, shall not be bound, unless it so agrees, to collect the rental, and shall not be liable for any loss or damage resulting from the noncollection thereof. Any rental collected by the Mortgagee may be applied by it, in its sole and absolute discretion, in whole or in part, first to Mortgagee's commission as set forth herein, then to the repayment of any indebtedness secured hereby, in such order as the Mortgagee shall determine; to the maintenance, operation and administration of the

Premises; to the payment or reduction of taxes or other charges affecting the Premises; or to payments for repairs, renewals or other expenses incurred by the Mortgagee in and upon the Premises. The Mortgagee shall be entitled to charge and recover a resonable commission not to exceed six (6%) percent on all or any rentals collected by virtue of this section. In the event of the exercise by the Mortgagee of its rights under this section, it shall have the right, as agent for the Mortgagor, to renew leases and to enter into new leases respecting the Premises upon such terms and conditions as the Mortgagee may determine. The Mortgagor agrees to execute such further documents as the Mortgagee may require to give effect to this section and, upon receiving notice of the exercise by the Mortgagee of its rights hereunder, shall transfer and deliver to the Mortgagee all leases and other agreements which affect the Premises. The Mortgagee shall have the right, but without any obligation to do so, to subordinate this Mortgage and its rights hereunder to any lease or leases of the Premises, and upon execution and recording of any instrument by the Mortgagee which purports to effect such subordination, this Mortgage shall be subordinate to the lease or leases referred to in such instrument with the same force and effect as if such lease or leases had been executed and delivered prior to the execution, delivery and recording of this Mortgage.

         14. This Mortgage constitutes a security agreement under the Uniform Commercial Code and creates and Mortgagor grants to Mortgagee a security interest in all improvements to the Premises and fixtures now owned or hereafter acquired by Mortgagor and used or acquired for use on or in connection with the Premises together with all accessions thereto and substitutions therefore and replacements thereof and parts therefore and all cash and non-cash proceeds of any of the foregoing. Mortgagor shall take all necessary action to maintain and preserve the lien by the delivering, filing, refiling, recording or re-recording of any financing statements, continuation statements or other security agreements, and the giving of such instruments of further assurance as Mortgagee may from time to time reasonably request to protect the lien of this Mortgage with respect to such property. Without limiting the foregoing, Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor to execute, deliver and file such instruments for and on behalf of Mortgagor; provided, however, that Mortgagee is not under any duty to Mortgagor to protect, secure, perfect or insure the lien of this Mortgage or any other security agreements referred to herein nor shall Mortgagee have any obligation for, among other things, the filing of any financing statements under the Uniform Commercial Code. Notwithstanding any release of any or all of that property included in the Mortgage or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby evidenced by the Note. Mortgagor will pay or cause to be paid all taxes and fees incident to any such filing, refiling, recording and re-recording, and all reasonable counsel fees and other expenses, taxes and other governmental charges incident thereto.

         15. Any transfer, mortgage or pledge of the interest, or any part of the interest, in the Premises of Mortgagor or of the Obligations of Mortgagor without the written consent of Mortgagee, voluntarily, involuntarily, or by operation of law, shall be deemed a default under the Mortgage. Any consent to any one transfer, mortgage or pledge shall not be a waiver of the requirement of consent for any further transfer, mortgage or pledge. If Mortgagor's rights become vested in a person other the a Mortgagor named herein, Mortgagee may deal with that person to extend or modify this

Mortgage or the payments hereunder or the indebtedness secured hereby or release part of the Premises without releasing or diminishing the liability or obligation of the Mortgagor.

         16. The proceeds of loan or loans evidenced by the Note shall be used exclusively for business purposes and no part of the proceeds shall be used for personal, family, household or agricultural purposes.

         17. Mortgagor warrants that there has been no release nor is there a present threat of a release of oil or hazardous material as such terms are defined by Massachusetts General Laws, Chapter 21E ("Chapter 21E") on or in the Mortgaged Property and that the Mortgagor will prevent any such release or threat of release on or in the Mortgaged Property during the term of this Mortgage. Mortgagor also warrants that it has not received any notification from the Commonwealth of Massachusetts or any of its agencies under Section 4 of Chapter 21E, or any order under Section 9 of Chapter 21E. Mortgagor covenants to strictly comply with the requirements of Chapter 21E and to promptly notify Mortgagee of any release or threat of release of oil or hazardous material on or in the Mortgaged Property, and any notice or orders received pursuant to Sections 4 and 9, respectively, of Chapter 21E. Mortgagor hereby covenants to protect, indemnify and hold Mortgagee harmless from and against all loss, liability, damage and expense, including attorneys' fees, suffered or incurred by Mortgagee under or on account of Chapter 21E, including without limitation, the filing of a lien against the Mortgaged Property in favor of the Commonwealth of Massachusetts. The provisions of the paragraph shall survive the discharge of this mortgage.

         In the event that the Mortgagor shall fail to strictly comply with the requirements of Chapter 21E, or any other federal, state or local law, by-law, rule or regulation regulating the use or disposal of hazardous materials which may be applicable to the Mortgaged Property, the whole sum of principal and interest then remaining unpaid under the Note or other loan documents shall become immediately due and payable, at the option of the Mortgagee.

         Mortgagee, at its election and in its sole discretion, may (but is not obligated to) cure any failure on the part of Mortgagor to comply with Chapter 21E, including, without limitation, the following:

         (a) arrange for the prevention and/or the cleanup of any release or threat of a release of oil or hazardous material on or in the Mortgaged Property, and pay for such prevention and/or clean-up costs and associated costs;

         (b) pay, on behalf of Mortgagor, any fines or penalties imposed on Mortgagor by the Commonwealth of Massachusetts in connection with such release or threat of release of oil or hazardous material; and

         (c) make any other payment or perform any other act which will prevent a lien by the Commonwealth of Massachusetts from attaching to the Mortgaged Property.

         Any partial exercise by Mortgagee of the remedies herein set forth, or any partial undertaking on the part of Mortgagee to cure Mortgagor's failure to comply with Chapter 21E, shall not obligate Mortgagee to complete the actions taken or require Mortgagee to expend further sums to cure Mortgagor's noncompliance; neither shall the exercise of any such remedies operate to place upon Mortgagee any responsibility for the operation, control, care, management or repair of the Mortgaged Property or make Mortgagee the "Operator" of the Mortgaged Property within the meaning of Chapter 21E or a so-called "lender in possession".

         Any amount paid or costs incurred by Mortgagee as a result of the exercise by Mortgagee of any of the rights herein set forth, together with interest thereon at the rate equal to the rate then accruing in respect of the Note secured hereby from the date of payment, shall be immediately due and payable by Mortgagor to Mortgagee, and until paid shall be added to and become a part of the obligations secured hereby, and the same may be collected as part of the obligations secured hereby, and the same may be collected as part of the obligations in any suit hereon or upon the Note or any other instrument executed in connection herewith; and Mortgagee, by making any such payment or incurring any such costs, shall be subrogated to any rights of Mortgagor to seek reimbursement from any third parties, including, without limitation, a predecessor-in-interest to Mortgagor's title who may be a "responsible party" under Chapter 21E in connection with any such release or threat of release of oil or hazardous material.

         18. If there shall be a breach in any condition or covenant of this Mortgage, the Mortgagee shall have the right, but without any obligation to do so, to cure such default for the account of the Mortgagor, and to add amounts expended for such purpose to the principal sum secured hereby, and the Mortgagee may, but shall not be obligated to, apply any deposits or any sums credited by or due from the Mortgagor to Mortgagee to cure such default without first enforcing any other rights of the Mortgagee against the Mortgagor, or against any surety, endorser or guarantor of the indebtedness secured hereby, or against the Premises. In case redemption is had by the Mortgagor after foreclosure proceedings have been initiated, the Mortgagee shall be entitled to collect all costs, charges and expenses, including attorneys' fees, incurred up to the time of redemption.

         19. The Mortgagor acknowledges that the occurrence of any of the following shall be an Event of Default: (a) failure of Mortgagor to pay when due any amount owing by Mortgagor to Mortgagee; (b) failure of Mortgagor to perform any covenant or agreement with, or obligation to Mortgagee, other than one for the payment of money; (c) any statement, warranty or representation heretofore or hereafter made to the Mortgagee by or on behalf of the Mortgagor shall prove to have been false or misleading in any material respect when made; (d) insolvency or business failure of Mortgagor or the appointment of a trustee, receiver, guardian, conservator or liquidator for any of them or any material part of the property of it; (e) assignment for the benefit of creditors by; execution of a trust mortgage or other arrangement with creditors by; commencement of any proceedings under any bankruptcy, insolvency or other law relating to the relief of debtors by or against the Mortgagor, but in the case of involuntary proceedings, the same shall not have been dismissed within thirty
(30) days after the commencement thereof; (f) any property, real or personal, of Mortgagor (including Premises) or of anyone else, which constitutes collateral security for any of Mortgagor's indebtedness, liabilities or obligations to Mortgagee, is condemned, taken by eminent domain, attached, levied upon, seized, encumbered, mortgaged or a lien is permitted or suffered to exist thereon or is destroyed, damaged, lost, stolen or sold (unless specifically permitted by the terms of the Loan Documents); (g)Mortgagor is in default, breach or violation under any agreement by which it or any of its property (including the Premises) are bound; or (h)any event occurs or the financial condition of Mortgagor is such that in Mortgagee's opinion Mortgagor's ability to pay or perform any of its obligations to Mortgagee in a timely fashion is or may be impaired.

         A Default shall mean any event or occurrence which, with the passage of time or giving of notice or both would constitute an Event of Default.

         20. So long as any Event of Default shall have occurred and be continuing, then Mortgagee in addition to, and not in limitation of, any and all other rights or remedies available to it by law or by any other provision of any of the instruments given to secure the Note, shall have the right, without notice:

         (a) To enter upon and take possession of the Premises or any part thereof, and to perform any acts Mortgagee shall deem necessary or proper to conserve or enhance the Premises or their value (including, without limitation, the making of repairs, replacements and alterations), to manage and operate the Premises, to collect and receive all rents, issues and profits from the Premises, past due and thereafter accruing, and to exercise all other rights of Mortgagor with respect to the Premises.

         (b) To have a receiver appointed to enter and take possession of the Premises or any part thereof and to perform any acts said receiver shall deem necessary or proper to conserve or enhance the Premises or their value, (including, without limitation, the making of repairs, replacements and alterations), to manage and operate the premises and to apply the profits from the Premises past due and thereafter accruing obligations, and to exercise all other rights of Mortgagor with respect to the Premises.

         (c) To accelerate the maturity of the indebtedness secured by this Mortgage.

         (d) To sell the Premises at public auction upon such terms and conditions as Mortgagee shall determine, subject to the requirements of this Mortgage and applicable laws; or to foreclose this Mortgage in any other manner permitted by law.

         (e) To obtain judgement and execution for the indebtedness secured by this Mortgage, to the extent not otherwise satisfied.

       21(a) If Mortgagee shall exercise any of the rights described in section 20, Mortgagor shall be liable to Mortgagee in an amount of equal to all of the expenses (including, without limitation, receiver's fees and counsel fees) incurred pursuant to the powers herein contained which shall be secured hereby. Mortgagee shall apply such rents, issues and profits as shall be received by it first to the payment of all costs and expenses incurred and thereafter to the indebtedness secured hereby in such order of priority as Mortgagee, in its sole discretion, shall determine; and the exercise of such rights and disposition of such funds shall not constitute a waiver of any foreclosure, once commenced, nor preclude the later commencement of foreclosure for breach hereof.

         (b) Mortgagor agrees that all rights of Mortgagee as to personal property security and real estate security may be exercised together or separately and further agrees that, in exercising its power of sale, Mortgagee may sell the personal property security or any part thereof either separately from, or together with, the real estate security or any part thereof, in such order as Mortgagee may, in its discretion, elect, and whether or not the aggregate proceeds thereof exceed the indebtedness secured by this Mortgage. At any sale any combination of or all of the security may be offered for sale for one (1) total price and the proceeds of such sale accounted for in one (1) account without distinguishing between the items of security or assigning to the separate securities proportions, of the proceeds, and, in case Mortgagee, in the exercise of the power of sale herein given, elects to sell in parts or parcels, said sales may be held from time to time and the power shall not be fully executed until all of the personal property security and real estate security not previously sold shall have been sold.

         (c) Upon completion of any sale, Mortgagee shall execute and deliver an instrument conveying, assigning and transferring all right, title and interest in the property and rights solely in the name of Mortgagor, or in the name of Mortgagee, and the same shall operate to divest all right, title and interest of Mortgagor in any property or right so sold and shall be a perpetual bar, both at law and in equity, against Mortgagor and all persons, claiming under Mortgagor.

         (d) No forbearance on the part of the Mortgagee or extension of the time for the payment of the whole or any part of the liabilities secured hereby, whether or not for additional interest or other consideration paid or payable to the Mortgagee and whether oral or in writing, or any other indulgence given by the Mortgagee to the Mortgagor or to any other party claiming any interest in or to the Premises, shall operate to release or in any manner affect the original liability of the Mortgagor, or the priority of this Mortgage or to limit, prejudice or impair any right of the Mortgagee, including, without limitation, the right to realize upon the security, or any part thereof, for the liabilities secured hereby, the notice of any such extension, forbearance or indulgence being hereby waived by the Mortgagor and all those claiming by, through or under the Mortgagor; and no consent or waiver, to or of any default by the Mortgagor shall be construed as a consent or waiver, express or implied, by the Mortgagee to or of any further default in the same or any other term, condition, covenant or provision of this Mortgage or of the obligation secured hereby. All remedies provided in this Mortgage are distinct and cumulative to any other right or remedy under this Mortgage or afforded by law or equity, and may be exercised concurrently, independently or successively.

         (e) In case redemption is had by Mortgagor after foreclosure proceedings have begun, Mortgagee shall be entitled to collect all costs, charges and expenses incurred up to the time of redemption; and, in case of foreclosure sale, Mortgagee shall be entitled to retain one percent (1%) of the purchase money in addition to the costs, charges and expenses allowed by law.

         22. Acceleration of maturity, once claimed hereby by Mortgagee, may, at its option, be rescinded in a written acknowledgement to that effect without waiving the default or any rights, including the right to accelerate again, with respect thereto. The tender and acceptance of partial payment of amounts after such acceleration, or the commencement of any foreclosure action, shall not in any way affect, rescind or terminate such acceleration of maturity or such foreclosure action.

         23. Wherever notice, demand or a request may properly be given to the Mortgagor under this Mortgage, the same shall always be sufficient to serve as a notice, demand or request hereunder if in writing and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the Mortgagor at the address given in this Mortgage as the Mortgagor's address or the business address of the Mortgagor last known to the Mortgagee and any such notice, demand or request shall be treated as having been given upon such deposit in the United States mails; and a notice so addressed shall always be a sufficient notice, notwithstanding a change in the ownership of the Premises, whether or not consented to by the Mortgagee; and where more than one person constitutes the Mortgagor, one notice sent to the address given in this Mortgage as the Mortgagor's address or the last known business address of any one of them shall constitute sufficient notice to all.

         24. The term "liabilities" as used herein shall include without limitation, any and all liabilities, debts and obligations of the Mortgagor and of the makers of the Note to the Mortgagee, including those contained in the Note and all liabilities, debts and obligations of each and every maker, surety, endorser or guarantor of the obligations of the Mortgagor and of the makers of the Note to the Mortgagee of every kind and description including, without limitation, all loans, advances, indebtedness, notes, obligations and amounts, liquidated or unliquidated, owing by the Mortgagor and by the makers of the Note to the Mortgagee at any time, including any notes or other obligations of the Mortgagor assigned to or held by the Mortgagee, of any kind, nature or description now existing or arising in the future, and whether secured or unsecured, absolute or contingent, or by reason of any cause of action which the Mortgagee may have against the Mortgagor or against the makers of the Note. The term "liabilities" shall also include all interest and other charges chargeable to the Mortgagor or due from the Mortgagor to the Mortgagee from time to time, and all costs or expenses incurred or paid by the Mortgagee to enforce this or any other agreement between the Mortgagor and the Mortgagee, including without limitation, attorney's fees and all of the Mortgagee's executive, administrative and staff costs and expenses in excess of those which would normally be incurred in the administration of a financial transaction similar to that between the Mortgagor and the Mortgagee in which no event of default shall have occurred.

         25. If Mortgagee shall be made party to any action suit or proceeding by reason of the execution of this Mortgage or the Note, or in which the priority of the lien of this Mortgage shall be challenged, Mortgagor shall reimburse to the Mortgagee, immediately upon demand, all sums of money paid by Mortgagee, including attorneys fees, to defend said action and uphold the lien created thereby.

         26. If Mortgagor shall be the Trustees of a Trust, the Trustees hereby certify, pursuant to the provisions of such Trust that said Trust is in full force and effect, that said Trust has not been amended and that they are the said Trustees of said Trust.

         27. Mortgagor is not now in default under any instruments or obligations relating to the Premises and no party has asserted any claim of default relating to the Premises. The execution and delivery of, and performance of Mortgagor's obligations under the Loan Documents and the consummation of the transactions hereby and thereby contemplated will not result in any breach of, or constitute a default under, any contract, mortgage, lease, bank loan or credit agreement, trust indenture, or other instrument to which Mortgagor is a party or by which Mortgagor the premises or any other property of Mortgagor is or may be bound or affected and do not violate or contravene any law, order, decree, rule or regulation to which Mortgagor, the premises or any other property of Mortgagor is or may be subject; nor do any such instruments compose or contemplate any obligations which are or will be inconsistent with any other obligations imposed on Mortgagor under any other instruments heretofore or hereafter delivered by Mortgagor.

         28. All statements, financial or otherwise, submitted to Mortgagee in connection with this transaction are true and correct in all respects, and with respect to the financial statements have been prepared in accordance with generally accepted accounting principals consistently applied and fairly present the financial condition of the parties or entities covered by such statements as of the date thereof and the results of operations of such parties or entities during the period reflecting thereon. No additional borrowings and no material additional indebtedness have been made or incurred by such parties or entities, or any of them, since the date thereof, nor have Mortgagor or the Premises experienced a material adverse change since the date thereof. Mortgagor is now in a solvent condition.

         29. If the laws now in force for the taxation of mortgages or of debts secured by mortgages (including, without limitation, laws exempting from taxation amounts invested in mortgages) shall be changed to the detriment of Mortgagee, then Mortgagee may, at its election accelerate the maturity of the Note, and upon the exercise of such election the maturity will be accelerated, unless within ninety (90) days after maturity for said reason, Mortgagor, if permitted by law, shall pay to Mortgagee an amount equal to such additional tax for which Mortgagee shall have become liable or be affected.

         30. The word "Mortgagee" as used herein shall mean the mortgagee named herein and any subsequent holder or holders hereof; the word "Mortgagor" as used herein shall mean the mortgagor named herein and any subsequent owner or owners of the equity of redemption of the Premises; and all of the covenants and agreements of the Mortgagor herein contained shall be binding upon the Mortgagor, its heirs, executors, administrators, successors and assigns.

         31. The rights and obligations hereunder shall be governed by the laws of The Commonwealth of Massachusetts. In the event that any provisions or clause of this Mortgage or the Note shall be held invalid in any circumstance, such invalidity shall not effect any other provision or circumstance.

         Mortgagor waives all rights of homestead exemption in the Premises and relinquishes all rights of curtesy and dower in the Premises.

         This Mortgage is upon the STATUTORY CONDITION and upon further condition that all covenants and agreements on the part of the Mortgagor and of the makers of the Note contained herein and in the Note and in the Loan Documents shall be kept and fully performed, for any breach of which, including without limitation the occurrence of any Event of Default, the Mortgagee shall have the STATUTORY POWER OF SALE and any other powers given by law.

         WITNESS the execution hereof under seal this____ day of March, 2000.

                                           Boston Biomedica, Inc.
                                           ----------------------------
                                           By: Richard T. Schumacher, its duly
                                           authorized Chief Executive Officer
                                           and Assistant Treasurer

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                   March 31, 2000

         Then personally appeared the above-named Richard T. Schumacher CEO and Assistant Treasurer and acknowledged the foregoing instrument to be the free act and deed of Boston Biomedica, Inc., before me.

                                            -------------------------------
                                            Notary Public: Howard L. Levin
                                            My Commission Expires: 10-13-2006